UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2004

ULTRAGUARD WATER SYSTEMS CORP
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-49606	03-0450326
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

914 Sherwood Avenue, Coquitlam British Columbia, Canada, V3K 1A6
(Address of principal executive offices – zip code)

(604) 540-8282
 (Registrant's telephone number, including area code)

Not applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications

ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER

UltraGuard Water Systems Corp. announces Edward A White's decision to resign as a Board member effective November 19, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultraguard Water Systems Corp.
By:	/s/ John R Gaetz

Name:	John R Gaetz
Title:	Chief Financial Officer

Date: November 22, 2004